Exhibit 10.19

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. REDACTED INFORMATION HAS BEEN MARKED “*”. INFORMATION THAT IS SPECIFIC TO EACH LENDER HAS BEEN MARKED “**”.

Name: [**]
Address: [*]

Email: [*]
Phone: [*]
Date: 15th March, 2024

Conversion Note

PrincipalAmount: US$[**] (United State Dollars)
Lender: [**] (hereinafter referred to as the "Lender")
Borrower: Mr. Ng Hon Kin (hereinafter referred to as the "Borrower")

This Conversion Note (the "Note") is executed between the Lender and the Borrower on this 15th March, 2024, pursuant to a Promissory Note dated [**], 2023. The Borrower agrees to issue [**] ordinary shares of MEDI Group Limited as repayment instead of cash, according to clause 3 "Alternative Repayment Option" of the Promissory Note, to the Lender the principal amount specified above, along with forfeiture of all interest.

The Lender agrees to the above repayment terms and will receive the repayment shares with a corporate vehicle: [**]

Lender:

____
[**]

Borrower:

____
Ng Hon Kin

Witness:

____
[*]